AMENDMENT NO. 5
TO
MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS
     This Amendment dated as of April 30, 2010, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the “Contract”), dated May 1, 2008, between Invesco Advisers, Inc. (the “Adviser”), on behalf of AIM Variable Insurance Funds, and each of Invesco Trimark Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (each a “Sub-Adviser” and, collectively, the “Sub-Advisers”).
WITNESSETH:
     WHEREAS, AIM Variable Insurance Funds is now named AIM Variable Insurance Funds (Invesco Variable Insurance Funds); and
     WHEREAS, the following Fund names have been renamed:

CURRENT NAME	NEW NAME
AIM V.I. Basic Balanced Fund	Invesco V.I. Basic Balanced Fund
AIM V.I. Basic Value Fund	Invesco V.I. Basic Value Fund
AIM V.I. Capital Appreciation Fund	Invesco V.I. Capital Appreciation Fund
AIM V.I. Capital Development Fund	Invesco V.I. Capital Development Fund
AIM V.I. Core Equity Fund	Invesco V.I. Core Equity Fund
AIM V.I. Diversified Income Fund	Invesco V.I. Diversified Income Fund
AIM V.I. Dynamics Fund	Invesco V.I. Dynamics Fund
AIM V.I. Financial Services Fund	Invesco V.I. Financial Services Fund
AIM V.I. Global Health Care Fund	Invesco V.I. Global Health Care Fund
AIM V.I. PowerShares ETF Allocation Fund	Invesco V.I. Global Multi-Asset Fund
AIM V.I. Global Real Estate Fund	Invesco V.I. Global Real Estate Fund
AIM V.I. Government Securities Fund	Invesco V.I. Government Securities Fund
AIM V.I. High Yield Fund	Invesco V.I. High Yield Fund
AIM V.I. International Growth Fund	Invesco V.I. International Growth Fund
AIM V.I. Large Cap Growth Fund	Invesco V.I. Large Cap Growth Fund
AIM V.I. Leisure Fund	Invesco V.I. Leisure Fund
AIM V.I. Mid Cap Core Equity Fund	Invesco V.I. Mid Cap Core Equity Fund
AIM V.I. Money Market Fund	Invesco V.I. Money Market Fund
AIM V.I. Small Cap Equity Fund	Invesco V.I. Small Cap Equity Fund
AIM V.I. Technology Fund	Invesco V.I. Technology Fund
AIM V.I. Utilities Fund	Invesco V.I. Utilities Fund
     NOW, THEREFORE, the parties agree that;
1.	All references to AIM Variable Insurance Funds in the Contract are hereby deleted and replaced with AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

2.	Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

“EXHIBIT A
Invesco V.I. Basic Balanced Fund
Invesco V.I. Basic Value Fund
Invesco V.I. Capital Appreciation Fund
Invesco V.I. Capital Development Fund
Invesco V.I. Core Equity Fund
Invesco V.I. Diversified Income Fund
Invesco V.I. Dynamics Fund
Invesco V.I. Financial Services Fund
Invesco V.I. Global Health Care Fund
Invesco V.I. Global Multi-Asset Fund
Invesco V.I. Global Real Estate Fund
Invesco V.I. Government Securities Fund
Invesco V.I. High Yield Fund
Invesco V.I. International Growth Fund
Invesco V.I. Large Cap Growth Fund
Invesco V.I. Leisure Fund
Invesco V.I. Mid Cap Core Equity Fund
Invesco V.I. Money Market Fund
Invesco V.I. Small Cap Equity Fund
Invesco V.I. Technology Fund
Invesco V.I. Utilities Fund
Invesco V.I. Dividend Growth Fund
Invesco V.I. Global Dividend Growth Fund
Invesco V.I. High Yield Securities Fund
Invesco V.I. Income Builder Fund
Invesco V.I. S&P 500 Index Fund
Invesco V.I. Select Dimensions Balanced Fund
Invesco V.I. Select Dimensions Dividend Growth Fund
Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund
Invesco Van Kampen V.I. Capital Growth Fund
Invesco Van Kampen V.I. Comstock Fund
Invesco Van Kampen V.I. Equity and Income Fund
Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund
Invesco Van Kampen V.I. Global Value Equity Fund
Invesco Van Kampen V.I. Government Fund
Invesco Van Kampen V.I. Growth and Income Fund
Invesco Van Kampen V.I. High Yield Fund
Invesco Van Kampen V.I. International Growth Equity Fund
Invesco Van Kampen V.I. Mid Cap Growth Fund
Invesco Van Kampen V.I. Mid Cap Value Fund
Invesco Van Kampen V.I. Value Fund”
2.	All other terms and provisions of the Contract not amended shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC. Adviser
By:	/s/ John M. Zerr
	Name:	John M. Zerr
	Title:	Senior Vice President

INVESCO TRIMARK LTD. Sub-Adviser
By:	/s/ Eric J. Adelson
	Name:	Eric J. Adelson
	Title:	Senior Vice President, Legal and Secretary

By:	/s/ Wayne Bolton
	Name:	Wayne Bolton
	Title:	Vice President, Compliance & Chief Compliance Officer

INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH Sub-Adviser
By:	/s/ Karl G Bayer
	Name:	Karl Georg Bayer
	Title:	Managing Director

By:	/s/ J Langewand
	Name:	J Langewand
	Title:	Managing Director

INVESCO ASSET MANAGEMENT LIMITED Sub-Adviser
By:	/s/ Michelle Moran
	Name:	Michelle Moran
	Title:	Head of Legal for UK & Ireland

INVESCO ASSET MANAGEMENT (JAPAN) LTD. Sub-Adviser
By:	/s/ Masakazu Hasegawa
	Name:	Masakazu Hasegawa
	Title:	Managing Director

INVESCO AUSTRALIA LIMITED Sub-Adviser
By:	/s/ Robert Adej
	Name:	Robert Adej
	Title:	Director

By:	/s/ Ian Coltman
	Name:	Ian Coltman
	Title:	Head of Legal

INVESCO HONG KONG LIMITED Sub-Adviser
By:	/s/ Anna Tong
	Name:	Anna Tong
	Title:	Director

By:	/s/ Gracie Liu
	Name:	Gracie Liu
	Title:	Director

INVESCO SENIOR SECURED MANAGEMENT, INC. Sub-Adviser
By:	/s/ Jeffrey H. Kupor
	Name:	Jeffrey H. Kupor
	Title:	Secretary & General Counsel